EXHIBIT 99.2

Non-GAAP Reconciliations,
Financial Highlights, and Operating Statistics

(UNAUDITED)

Final

December 31, 2017

Reconciliation of Income (Loss) Attributable to The Williams Companies, Inc. to Adjusted Income
(UNAUDITED)
	2016					2017
(Dollars in millions, except per-share amounts)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Income (loss) attributable to The Williams Companies, Inc. available to common stockholders	$(65)	$(405)	$61	$(15)	$(424)	$373	$81	$33	$1,687	$2,174

Income (loss) - diluted earnings (loss) per common share	$(.09)	$(.54)	$.08	$(.02)	$(.57)	$.45	$.10	$.04	$2.03	$2.62
Adjustments:
Williams Partners
Estimated minimum volume commitments	$60	$64	$70	$(194)	$—	$15	$15	$18	$(48)	$—
Impairment of certain assets	—	389	—	22	411	—	—	1,142	9	1,151
Ad valorem obligation timing adjustment	—	—	—	—	—	—	—	7	—	7
Organizational realignment-related costs	—	—	—	24	24	4	6	6	2	18
Loss related to Canada disposition	—	—	32	2	34	(3)	(1)	4	4	4
Severance and related costs	25	—	—	12	37	9	4	5	4	22
Constitution Pipeline project development costs	—	8	11	9	28	2	6	4	4	16
Potential rate refunds associated with rate case litigation	15	—	—	—	15	—	—	—	—	—
ACMP Merger and transition costs	5	—	—	—	5	—	4	3	4	11
Share of impairment at equity-method investments	—	—	6	19	25	—	—	1	—	1
Gain on asset retirement	—	—	—	(11)	(11)	—	—	(5)	5	—
Geismar Incident adjustments	—	—	—	(7)	(7)	(9)	2	8	(1)	—
Gain on sale of Geismar Interest	—	—	—	—	—	—	—	(1,095)	—	(1,095)
Gains from contract settlements and terminations	—	—	—	—	—	(13)	(2)	—	—	(15)
Accrual for loss contingency	—	—	—	—	—	9	—	—	—	9
Gain on early retirement of debt	—	—	—	—	—	(30)	—	3	—	(27)
Gain on sale of RGP Splitter	—	—	—	—	—	—	(12)	—	—	(12)
Settlement charge from pension early payout program	—	—	—	—	—	—	—	—	35	35
Regulatory charges resulting from Tax Reform	—		—	—	—	—	—	—	713	713
Share of regulatory charges resulting from Tax Reform for equity-method investments	—	—	—	—	—	—	—	—	11	11
Expenses associated with Financial Repositioning	—	—	—	—	—	—	2	—	—	2
Expenses associated with strategic asset monetizations	—	—	—	2	2	1	4	—	—	5
Total Williams Partners adjustments	105	461	119	(122)	563	(15)	28	101	742	856
Other
Impairment of certain assets	—	406	—	8	414	—	23	68	—	91
Loss related to Canada disposition	—	—	33	(1)	32	1	—	—	1	2
Canadian PDH facility project development costs	34	11	16	—	61	—	—	—	—	—
Gain on sale of certain assets	(10)	—	—	—	(10)	—	—	—	—	—
Expenses associated with strategic alternatives	6	13	21	7	47	1	3	5	—	9
ACMP Merger and transition costs	2	—	—	—	2	—	—	—	—	—
Severance and related costs	1	—	—	4	5	—	—	—	—	—
Settlement charge from pension early payout program	—	—	—	—	—	—	—	—	36	36
Regulatory charges resulting from Tax Reform	—	—	—	—	—	—	—	—	63	63
Expenses associated with Financial Repositioning	—	—	—	—	—	8	—	—	—	8
Total Other adjustments	33	430	70	18	551	10	26	73	100	209
Adjustments included in Modified EBITDA	138	891	189	(104)	1,114	(5)	54	174	842	1,065

Adjustments below Modified EBITDA
Impairment of equity-method investments - Williams Partners	112	—	—	318	430	—	—	—	—	—
Gain on disposition of equity-method investment - Williams Partners	—	—	(27)	—	(27)	(269)	—	—	—	(269)
Interest expense related to potential rate refunds associated with rate case litigation - Williams Partners	3	—	—	—	3	—	—	—	—	—
Accelerated depreciation related to reduced salvage value of certain assets - Williams Partners	—	—	—	4	4	—	—	—	—	—
Accelerated depreciation by equity-method investments	—	—	—	—	—	—	—	—	9	9
Change in depreciable life associated with organizational realignment - Williams Partners	—	—	—	(16)	(16)	(7)	—	—	—	(7)
Interest income on receivable from sale of Venezuela assets - Other	(18)	(18)	—	—	(36)	—	—	—	—	—
Allocation of adjustments to noncontrolling interests	(83)	(154)	(41)	(76)	(354)	77	(10)	(28)	(199)	(160)
	14	(172)	(68)	230	4	(199)	(10)	(28)	(190)	(427)
Total adjustments	152	719	121	126	1,118	(204)	44	146	652	638
Less tax effect for above items	(61)	(202)	(39)	19	(283)	77	(17)	(55)	(246)	(241)
Adjustments for tax-related items (1)	—	34	5	—	39	(127)	—	—	(1,923)	(2,050)

Adjusted income available to common stockholders	$26	$146	$148	$130	$450	$119	$108	$124	$170	$521
Adjusted diluted earnings per common share (2)	$.03	$.19	$.20	$.17	$.60	$.14	$.13	$.15	$.20	$.63
Weighted-average shares - diluted (thousands)	751,040	751,297	751,858	752,818	751,761	826,476	828,575	829,368	829,607	828,518

(1) The second and third quarters of 2016 include a favorable adjustment related to the reversal of a cumulative anticipatory foreign tax credit. The first quarter of 2017 includes an unfavorable adjustment related to the release of a valuation allowance. The fourth quarter of 2017 includes an unfavorable adjustment to reverse the tax benefit associated with remeasuring our deferred tax balances at a lower corporate rate resulting from Tax Reform.

(2) The sum of earnings per share for the quarters may not equal the total earnings per share for the year due to changes in the weighted-average number of common shares outstanding.

Reconciliation of "Net Income (Loss)" to “Modified EBITDA” and Non-GAAP “Adjusted EBITDA”
(UNAUDITED)
	2016					2017
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Net income (loss)	$(13)	$(505)	$131	$37	$(350)	$569	$193	$125	$1,622	$2,509
Provision (benefit) for income taxes	2	(145)	69	49	(25)	37	65	24	(2,100)	(1,974)
Interest expense	291	298	297	293	1,179	280	271	267	265	1,083
Equity (earnings) losses	(97)	(101)	(104)	(95)	(397)	(107)	(125)	(115)	(87)	(434)
Impairment of equity-method investments	112	—	—	318	430	—	—	—	—	—
Other investing (income) loss - net	(18)	(18)	(28)	1	(63)	(272)	(2)	(4)	(4)	(282)
Proportional Modified EBITDA of equity-method investments	189	191	194	180	754	194	215	202	184	795
Depreciation and amortization expenses	445	446	435	437	1,763	442	433	433	428	1,736
Accretion expense associated with asset retirement obligations for nonregulated operations	7	8	9	7	31	7	9	7	10	33
Modified EBITDA	$918	$174	$1,003	$1,227	$3,322	$1,150	$1,059	$939	$318	$3,466

Williams Partners	$955	$604	$1,070	$1,235	$3,864	$1,132	$1,076	$1,000	$408	$3,616
Other	(37)	(430)	(67)	(8)	(542)	18	(17)	(61)	(90)	(150)
Total Modified EBITDA	$918	$174	$1,003	$1,227	$3,322	$1,150	$1,059	$939	$318	$3,466

Adjustments included in Modified EBITDA (1):

Williams Partners	$105	$461	$119	$(122)	$563	$(15)	$28	$101	$742	$856
Other	33	430	70	18	551	10	26	73	100	209
Total Adjustments included in Modified EBITDA	$138	$891	$189	$(104)	$1,114	$(5)	$54	$174	$842	$1,065

Adjusted EBITDA:

Williams Partners	$1,060	$1,065	$1,189	$1,113	$4,427	$1,117	$1,104	$1,101	$1,150	$4,472
Other	(4)	—	3	10	9	28	9	12	10	59
Total Adjusted EBITDA	$1,056	$1,065	$1,192	$1,123	$4,436	$1,145	$1,113	$1,113	$1,160	$4,531

(1) Adjustments by segment are detailed in the "Reconciliation of Income (Loss) Attributable to The Williams Companies, Inc. to Adjusted Income," which is also included in these materials.

Dividend Coverage Ratio
(UNAUDITED)
	2016					2017
(Dollars in millions, except per share amounts)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Distributions from WPZ (accrued / “as declared” basis) (1)	$513	$513	$522	$597	$2,145	$421	$421	$421	$421	$1,684
Other Segment Adjusted EBITDA (2)	(14)	(12)	(13)	(4)	(43)	28	9	12	10	59
Corporate interest	(66)	(67)	(68)	(67)	(268)	(66)	(65)	(66)	(64)	(261)
Subtotal	433	434	441	526	1,834	383	365	367	367	1,482
WMB cash tax rate	0%	-1%	0%	1%	0%	0%	0%	2%	2%	1%
WMB cash taxes (excludes cash taxes paid by WPZ)	2	3	—	(7)	(2)	—	—	(7)	(9)	(16)
Other Segment Maintenance Capital	(6)	(4)	—	(1)	(11)	(3)	(5)	(5)	(9)	(22)
WMB cash available for dividends and other uses (3)	$429	$433	$441	$518	$1,821	$380	$360	$355	$349	$1,444
WMB dividends paid	(480)	(481)	(150)	(150)	(1,261)	(248)	(248)	(248)	(248)	(992)
Excess cash available after dividends	$(51)	$(48)	$291	$368	$560	$132	$112	$107	$101	$452

Dividend per share	$0.6400	$0.6400	$0.2000	$0.2000	$1.6800	$0.3000	$0.3000	$0.3000	$0.3000	$1.2000

Coverage ratio (1)(4)	0.89	0.90	2.94	3.45	1.44	1.53	1.45	1.43	1.41	1.46

(1) Cash distributions for the first quarter of 2016 was increased by $10 million in order to exclude the impact of the IDR waiver associated with the WPZ merger termination fee from the determination of coverage ratios. Cash distributions for the third quarter of 2016 was increased by $150 million in order to exclude the impact of the IDR waiver associated with the sale of the Canadian operations.

(2) For periods prior to 2017, includes only former Williams NGL & Petchem Services segment.
(3) As previously announced, effective with the third quarter of 2016, Williams reduced its regular dividend from $0.64 per share to $0.20 per share to support Williams' plan to reinvest a portion of the cash available for dividends and other uses into Williams Partners. Effective with the first quarter of 2017, Williams increased its regular dividend from $0.20 per share to $0.30 per share as part of the Financial Repositioning announced in the first quarter of 2017.

(4) WMB cash available for dividends and other uses / WMB dividends paid.

Consolidated Statement of Operations
(UNAUDITED)
	2016					2017
(Dollars in millions, except per-share amounts)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Revenues:
Service revenues	$1,229	$1,202	$1,247	$1,493	$5,171	$1,261	$1,282	$1,310	$1,459	$5,312
Product sales	431	534	658	705	2,328	727	642	581	769	2,719
Total revenues	1,660	1,736	1,905	2,198	7,499	1,988	1,924	1,891	2,228	8,031
Costs and expenses:
Product costs	318	401	461	545	1,725	579	537	504	680	2,300
Operating and maintenance expenses	391	394	394	401	1,580	368	389	400	428	1,585
Depreciation and amortization expenses	445	446	435	437	1,763	442	433	433	428	1,736
Selling, general, and administrative expenses	221	158	177	167	723	161	153	138	156	608
Impairment of certain assets	8	802	1	62	873	1	25	1,210	12	1,248
Gain on sale of Geismar Interest	—	—	—	—	—	—	—	(1,095)	—	(1,095)
Regulatory charges resulting from Tax Reform	—	—	—	—	—	—	—	—	674	674
Other (income) expense - net	15	23	92	5	135	4	6	24	37	71
Total costs and expenses	1,398	2,224	1,560	1,617	6,799	1,555	1,543	1,614	2,415	7,127
Operating income (loss)	262	(488)	345	581	700	433	381	277	(187)	904
Equity earnings (losses)	97	101	104	95	397	107	125	115	87	434
Impairment of equity-method investments	(112)	—	—	(318)	(430)	—	—	—	—	—
Other investing income (loss) - net	18	18	28	(1)	63	272	2	4	4	282
Interest incurred	(306)	(306)	(304)	(301)	(1,217)	(287)	(280)	(275)	(274)	(1,116)
Interest capitalized	15	8	7	8	38	7	9	8	9	33
Other income (expense) - net	15	17	20	22	74	74	21	20	(117)	(2)
Income (loss) before income taxes	(11)	(650)	200	86	(375)	606	258	149	(478)	535
Provision (benefit) for income taxes	2	(145)	69	49	(25)	37	65	24	(2,100)	(1,974)
Net income (loss)	(13)	(505)	131	37	(350)	569	193	125	1,622	2,509
Less: Net income (loss) attributable to noncontrolling interests	52	(100)	70	52	74	196	112	92	(65)	335
Net income (loss) attributable to The Williams Companies, Inc.	$(65)	$(405)	$61	$(15)	$(424)	$373	$81	$33	$1,687	$2,174

Diluted earnings (loss) per common share:
Net income (loss) (1)	$(.09)	$(.54)	$.08	$(.02)	$(.57)	$.45	$.10	$.04	$2.03	$2.62

Weighted-average number of shares (thousands)	750,322	750,649	751,858	750,954	750,673	826,476	828,575	829,368	829,607	828,518

Common shares outstanding at end of period (thousands)	750,484	750,599	750,757	750,934	750,934	826,239	826,398	826,723	826,836	826,836
Market price per common share (end of period)	$16.07	$21.63	$30.73	$31.14	$31.14	$29.59	$30.28	$30.01	$30.49	$30.49
Cash dividends declared per share	$.64	$.64	$.20	$.20	$1.68	$.30	$.30	$.30	$.30	$1.20

(1) The sum of earnings (loss) per share for the quarters may not equal the total earnings (loss) per share for the year due to changes in the weighted-average number of common shares outstanding.

Williams Partners
(UNAUDITED)
	2016					2017
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Revenues:
Service revenues	$1,226	$1,210	$1,252	$1,485	$5,173	$1,256	$1,277	$1,304	$1,455	$5,292
Product sales	428	530	655	705	2,318	727	642	581	768	2,718
Total revenues	1,654	1,740	1,907	2,190	7,491	1,983	1,919	1,885	2,223	8,010

Segment costs and expenses:
Product costs	317	403	463	545	1,728	579	537	504	680	2,300
Operating and maintenance expenses	374	379	377	386	1,516	353	376	387	414	1,530
Selling, general, and administrative expenses	181	139	147	163	630	156	154	140	160	610
Gain on sale of Geismar Interest	—	—	—	—	—	—	—	(1,095)	—	(1,095)
Impairment of certain assets	6	396	1	54	457	1	2	1,142	11	1,156
Regulatory charges resulting from Tax Reform	—	—	—	—	—	—	—	—	713	713
Other segment costs and expenses	10	10	43	(13)	50	(44)	(11)	9	21	(25)
Total segment costs and expenses	888	1,327	1,031	1,135	4,381	1,045	1,058	1,087	1,999	5,189
Proportional Modified EBITDA of equity-method investments	189	191	194	180	754	194	215	202	184	795
Modified EBITDA	955	604	1,070	1,235	3,864	1,132	1,076	1,000	408	3,616
Adjustments	105	461	119	(122)	563	(15)	28	101	742	856
Adjusted EBITDA	$1,060	$1,065	$1,189	$1,113	$4,427	$1,117	$1,104	$1,101	$1,150	$4,472
Statistics for Operated Assets
Interstate Transmission
Throughput (Tbtu)	1,132.8	983.9	1,040.0	1,073.1	4,229.8	1,158.1	1,053.0	1,094.9	1,226.6	4,532.6
Avg. daily transportation volumes (Tbtu)	12.5	10.8	11.3	11.7	11.6	12.8	11.6	11.9	13.4	12.5
Avg. daily firm reserved capacity (Tbtu)	15.0	14.5	14.6	14.7	14.7	15.8	16.2	17.1	17.9	16.8
Gathering and Processing
Gathering volumes (Bcf per day) - Consolidated (1)	8.24	8.13	8.39	8.21	8.25	7.86	7.98	8.20	8.54	8.15
Gathering volumes (Bcf per day) - Non-consolidated (2)	3.74	3.69	3.67	3.80	3.73	4.10	4.12	3.87	3.89	3.99
Plant inlet natural gas volumes (Bcf per day) - Consolidated (1)	3.46	3.40	3.66	3.47	3.50	2.92	2.98	3.08	3.22	3.05
Plant inlet natural gas volumes (Bcf per day) - Non-consolidated (2)	0.56	0.54	0.60	0.60	0.57	0.54	0.53	0.39	0.27	0.43
Consolidated (1)
Ethane margin ($/gallon)	$.08	$.02	$.06	$—	$.04	$.03	$.01	$.03	$.03	$.03
Non-ethane margin ($/gallon)	$.20	$.36	$.25	$.39	$.29	$.45	$.41	$.45	$.63	$.48
NGL margin ($/gallon)	$.15	$.20	$.18	$.27	$.20	$.33	$.25	$.29	$.41	$.32
Ethane equity sales (Mbbls/d)	22	26	23	15	22	11	17	17	15	15
Non-ethane equity sales (Mbbls/d)	35	29	40	34	34	29	26	25	25	26
NGL equity sales (Mbbls/d)	57	55	63	49	56	40	43	42	40	41
Ethane production (Mbbls/d)	49	61	56	48	54	40	53	49	62	51
Non-ethane production (Mbbls/d)	103	100	120	107	108	90	93	99	104	97
NGL production (Mbbls/d)	152	161	176	155	162	130	146	148	166	148
Non-consolidated (2)
NGL equity sales (Mbbls/d)	5	5	5	5	5	5	4	5	4	5
NGL production (Mbbls/d)	17	19	21	21	20	21	22	22	19	21
Petrochemical Services
Geismar ethylene sales volumes (million lbs)	423	391	419	405	1,638	266	300	—	—	566
Geismar ethylene margin ($/lb) (3)	$.13	$.15	$.21	$.15	$.16	$.19	$.13	$—	$—	$.16
Canadian propylene sales volumes (million lbs)	33	8	46	—	87	—	—	—	—	—
Canadian alky feedstock sales volumes (million gallons)	7	2	6	—	15	—	—	—	—	—
Overland Pipeline Company (2)
NGL transportation volumes (Mbbls)	16,814	18,410	18,535	18,078	71,837	18,338	20,558	21,015	21,425	81,336

(1) Excludes volumes associated with equity-method investments that are not consolidated for financial reporting purposes.
(2) Includes 100% of the volumes associated with operated equity-method investments.
(3) Ethylene margin and ethylene margin per pound are calculated using financial results determined in accordance with GAAP, which include realized ethylene sales prices and ethylene COGS. Realized sales and COGS per unit metrics may vary from publicly quoted market indices or spot prices due to various factors, including, but not limited to, basis differentials, transportation costs, contract provisions, and inventory accounting methods.

Capital Expenditures and Investments
(UNAUDITED)
	2016					2017
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Capital expenditures:
Williams Partners	$463	$518	$491	$472	$1,944	$509	$540	$638	$687	$2,374
Other	50	38	17	2	107	2	5	6	12	25
Total(1)	$513	$556	$508	$474	$2,051	$511	$545	$644	$699	$2,399

Purchases of investments:
Williams Partners	$63	$59	$10	$45	$177	$52	$27	$24	$29	$132
Other	—	—	—	—	—	—	—	—	—	—
Total	$63	$59	$10	$45	$177	$52	$27	$24	$29	$132

Summary:
Williams Partners	$526	$577	$501	$517	$2,121	$561	$567	$662	$716	$2,506
Other	50	38	17	2	107	2	5	6	12	25
Total	$576	$615	$518	$519	$2,228	$563	$572	$668	$728	$2,531

Capital expenditures incurred and purchases of investments:
Increases to property, plant, and equipment	$525	$495	$448	$444	$1,912	$569	$591	$666	$836	$2,662
Purchases of investments	63	59	10	45	177	52	27	24	29	132
Total	$588	$554	$458	$489	$2,089	$621	$618	$690	$865	$2,794

(1) Increases to property, plant, and equipment	$525	$495	$448	$444	$1,912	$569	$591	$666	$836	$2,662
Changes in related accounts payable and accrued liabilities	(12)	61	60	30	139	(58)	(46)	(22)	(137)	(263)
Capital expenditures	$513	$556	$508	$474	$2,051	$511	$545	$644	$699	$2,399

Depreciation and Amortization and Other Selected Financial Data
(UNAUDITED)
	2016					2017
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Depreciation and amortization:
Williams Partners	$435	$432	$426	$427	$1,720	$433	$423	$424	$420	$1,700
Other	10	14	9	10	43	9	10	9	8	36
Total	$445	$446	$435	$437	$1,763	$442	$433	$433	$428	$1,736

Other selected financial data:
Cash and cash equivalents	$164	$135	$77	$170		$639	$1,918	$1,172	$899

Total assets	$48,807	$48,124	$47,288	$46,835		$47,512	$48,770	$46,120	$46,352

Capital structure:
Debt
Commercial paper	$135	$196	$2	$93		$—	$—	$—	$—
Current	$976	$786	$785	$785		$—	$1,951	$502	$501
Noncurrent	$23,701	$24,394	$23,932	$22,624		$21,825	$21,325	$20,567	$20,434
Stockholders’ equity	$5,691	$4,830	$4,860	$4,643		$8,444	$8,306	$8,109	$9,656
Debt to debt-plus-stockholders’ equity ratio	81.3%	84.0%	83.6%	83.5%		72.1%	73.7%	72.2%	68.4%

Cash distributions received from interests in:
Williams Partners L.P.
General partner	$15	$216	$224	$78	$533	$—	$—	$—	$—	$—
Limited partner	289	288	289	295	1,161	597	421	422	421	1,861
	$304	$504	$513	$373	$1,694	$597	$421	$422	$421	$1,861

WMB Dividend Coverage Ratio	2018
(Dollars in billions, except per share amounts)	Guidance

Distributions from WPZ (accrued / “as declared” basis)	$1.800
Other Segment Adjusted EBITDA	0.025
Corporate interest	(0.250)
Subtotal	$1.575
WMB cash tax rate	0.0%
WMB cash taxes (excludes cash taxes paid by WPZ)	—
Other Segment Maintenance Capital	(0.050)
WMB cash available for dividends and other uses	$1.525
WMB dividends paid	(1.125)
Excess cash available after dividends	$0.400

Dividend per share	$1.36

Coverage ratio (1)	1.36	x

Memo:
WMB Economic Interest in WPZ Cash Coverage - Guidance Midpoint (2)	$0.445
WMB cash available for dividends and other uses	1.525
WMB Economic Distributable Cash Flow (3)	$1.970

Economic coverage ratio (4)	1.75	x

Notes:
WMB does not expect to be a U.S. federal income cash taxpayer through at least 2021, excluding taxes on any potential asset monetizations.
(1) WMB cash available for dividends and other uses / WMB dividends paid
(2) WMB pro rata share (~74%) of WPZ Distributable cash flow in excess of Total cash distributed
(3) WMB Economic Interest in WPZ Cash Coverage + WMB cash available for dividends and other uses
(4) WMB Economic Distributable Cash Flow / WMB dividends paid